UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2005

PartnerRe Ltd.
(Exact Name of Registrant as specified in its Charter)

Bermuda
(State or other jurisdiction of incorporation)

0-2253		Not Applicable
(Commission File Number)		(IRS Employer Identification No.)

Chesney House, 96 Pitts Bay Road, Pembroke, Bermuda		HM 08
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 292-0888

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      The Company announced on January 4, 2005 that Ms. Judith Hanratty was appointed to the Board of Directors effective on January 1, 2005. Ms. Hanratty will also serve as a member of the Company’s Governance & Nominating Committee and the Finance Committee.

      The Company also announced on January 4, 2005 that Mr. Mark Pabst will retire as Executive Vice President of Corporate Affairs effective February 28, 2005. Mr. Pabst will serve in a part time capacity from January 4, 2005 until his retirement.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PartnerRe Ltd.
(Registrant)

Date:	January 4, 2005	By:	/s/ Amanda Sodergren

			Name:	Amanda Sodergren
			Title:	Director of Group Legal